                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:  September 25, 1995



                         ADVANCED MICRO DEVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        DELAWARE                        1-7882           94-1692300
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  (State or other jurisdiction       (Commission     (I.R.S. Employer
     of incorporation)               File Number)    Identification No.)



     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                              94088-3453
---------------------------------                       ----------
(address of principal executive office)                 (Zip Code)



Registrant's telephone number,
 including area code:                                   (408) 732-2400


                                 Page 1 of  4
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Other Events:
-------------

     On September 25, 1995, Advanced Micro Devices, Inc. issued a press release, the full text of which is set forth in an exhibit attached hereto and incorporated in this report as if fully set forth herein.



Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

 (c)     Exhibits:

         99   Press release dated September 25, 1995

                                       2
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADVANCED MICRO DEVICES, INC.
                                          (Registrant)



Date:  September 29, 1995            By:  /s/ Marvin D. Burkett
                                         --------------------------------------
                                     Marvin D. Burkett
                                     Senior Vice President, Chief Financial and
                                     Administrative Officer and Treasurer

                                       3
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                                 Exhibit Index
                                 -------------



99        Press release dated September 25, 1995

                                       4